Exhibit 4b


                          REGISTRATION RIGHTS AGREEMENT

                         Dated as of September 30, 1996

                                  by and among

                            ELECTRIC FUEL CORPORATION

                                       and

                                  LEON S. GROSS


                    Common Stock of Electric Fuel Corporation










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         This  Registration  Rights  Agreement  (this  "Agreement")  is made and entered into as of September 30, 1996 by and among Electric Fuel Corporation, a Delaware corporation (the "Company"), and Leon S. Gross (the "Purchaser") who has on the date hereof purchased 1,538,462 shares (the "Shares") of the Company's common stock, $.01 par value per share (the "Common Stock"), pursuant to the Stock Purchase Agreement (as defined below).

         This Agreement is made pursuant to the Stock Purchase Agreement by and among the Company and the Purchaser dated September 30, 1996 (the "Stock Purchase Agreement"). In order to induce the Purchaser to purchase the Shares, the Company has agreed to provide the registration rights set forth in this Agreement with respect to the Transfer Restricted Securities (as hereinafter defined). The execution and delivery of this Agreement is a condition to the obligations of the Purchaser set forth in Section 6 of the Stock Purchase Agreement.

         The parties hereby agree as follows:

SECTION 1.        DEFINITIONS

         As used in this Agreement, the following capitalized terms shall have the following meanings:

         Business Day: Each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in The Borough of Manhattan, The City of New York, New York are authorized or obligated by law or executive order to close.

     Closing Date:  The date on which the Shares are purchased by the Purchaser.

     Commission:   The Securities and Exchange Commission.

     Exchange Act:  The Securities Exchange Act of 1934, as amended.

         Holder: The Purchaser, or upon his death the executor or personal representative, or similar legal representative of his estate (the "Representative"), and then, after the Shares have been distributed to the Purchaser's beneficiaries from the Representative, the single beneficiary who receives the largest number of Shares under the Purchaser's last will and testament.

         Market Value: The average closing price of the Common Stock as reported by The Nasdaq National Market System (as reported by The Wall Street Journal) over the twenty trading days immediately preceding the date on which the Purchaser makes a request under Section 3(c) hereof.

         NASD:  National Association of Securities Dealers, Inc.


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 Person:  An individual, partnership, corporation, joint venture, trust, estate, unincorporated organization, or a government or agency or political subdivision thereof.

         Prospectus: The prospectus included in a Shelf Registration Statement or any other registration statement filed with the Commission by the Company in connection with Section 2(c)(ii) hereof, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

         Securities Act:  The Securities Act of 1933, as amended.

         Transfer Restricted Securities: All Shares issued to the Purchaser hereunder until (a) the date on which such shares have been effectively registered under the Securities Act and disposed of in accordance with this Agreement, or (b) the date on which such shares are distributed to the public pursuant to Rule 144 under the Securities Act.

 Underwritten Registration or Underwritten Offering: A registration in which securities of the Company are sold to an underwriter for reoffering to the public.


SECTION 2.        REGISTRATION RIGHTS

          (a) Shelf Registration. Upon the request of the Holder, the Company shall file as promptly as practicable after the receipt of such request, a registration statement on Form S-3 (the "Shelf Registration Statement") providing for the sale by the Holder of the Transfer Restricted Securities, pursuant to Rule 415 of the Commission under the Securities Act, and/or any similar rule that may be adopted by the Commission. The Company agrees to use its reasonable efforts to cause the Shelf Registration Statement to be declared effective as promptly as practicable and to keep such Shelf Registration Statement continuously effective (and the Prospectus contained therein current) for a period of 270 days. So long as any such Shelf Registration Statement is effective, any Holder desiring to sell Transfer Restricted Securities thereunder shall give notice to the Company by facsimile transmission in accordance with
Section 6(b) hereof on the date of the initiation of the sale of such Transfer Restricted Securities.

         The Holder shall be entitled to make only two demands for a Shelf Registration Statement hereunder. Upon the earlier of 270 days after the date on which the second Shelf Registration Statement is first declared effective under the Securities Act by the Commission and the date as of which the Holder no longer continues to hold a greater number of shares of Common Stock than could be sold in a three-month period within the limitations of Rule 144(e) under the Securities Act, the obligations of the Company under this Agreement shall terminate.


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         In the event the  Company,  in good faith,  prepares and files with the
Commission a Shelf Registration Statement pursuant to the exercise of the registration rights granted hereunder, and the Shelf Registration Statement is not able to be declared effective, the Holder shall have the right to require the Company to file one additional Shelf Registration Statement pursuant to this
Section 2, which third Shelf Registration Statement shall be at the Holder's expense; provided that if the Shelf Registration Statement is not able to be declared effective solely because the Company has not complied with its obligations under this Agreement, such Shelf Registration Statement shall not be counted for purposes of this Agreement.

         The Company shall not be obligated to honor any such request for registration under this Section 2 at any time (i) if, in the good faith judgment of the Company's Board of Directors, such registration statement, Prospectus or any document incorporated therein would not be in compliance with the Securities Act and the regulations promulgated thereunder, (ii) starting with the date 30 days prior to the Company's good faith estimate of the date of filing of, and ending on the date 180 days following the effective date of, a registration statement in connection with a bona fide public offering of the Company's Common Stock (or securities convertible into Common Stock) or (iii) if, in the good faith judgment of the Company's Board of Directors, there is a material development relating to the condition (financial or other) of the Company that has not been disclosed to the general public. If the Company utilizes its rights under clause (i) of this paragraph, it shall use reasonable efforts to cooperate with the Holder, subject to clause (iii) of this paragraph, to be able to file such registration statement as promptly as possible.

         (b) Restrictions on Public Sale by Holder. Upon the written request of the underwriter(s) in any Underwritten Offering of the Company, the Holder shall not effect any sale or distribution of securities of the Company of the same class as the securities or any security convertible into or exchangeable or exercisable for such security, included in such Underwritten Offering, including a sale pursuant to Rule 144 under the Securities Act (except as part of such registration) during the 180-day period (or such shorter time period as the underwriter(s) may request) beginning on the effective date of the registration statement filed with respect to any such Underwritten Offering.

         (c)  Underwritten Offering.

         (i) Upon request by the Holder, the Company agrees it will use all reasonable efforts, subject to the conditions set forth in
                  Section 2(a) hereof, to amend or supplement the Shelf Registration Statement such that it may be used in an Underwritten Offering; provided that, the Transfer Restricted Securities to be
                                         -------- ----
                  sold by the Holder in such Underwritten Offering have a Market Value equal to at least $10 million and that the Holder bear all incremental expenses (subject to the provisions of the second sentence of this Section 2(c)(i)), related to such amendment or supplement. If the Company determines to Register any securities in an Underwritten Offering requested by the Holder pursuant to this

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                  Section 2(c), the Company shall bear such portion of the total
                  expenses  relating  to  such  Underwritten   Offering  as  the
                  securities registered in the Underwritten Offering by the Company bear to the total securities registered in such Underwritten Offering. The Holder may not participate in any Underwritten Offering hereunder unless the Holder (i) agrees to sell his Transfer Restricted Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and
                  (ii)  completes  and  executes all  questionnaires,  powers of
                  attorney,  indemnities,   underwriting  agreements  and  other
                  documents  required  under  the  terms  of  such  underwriting
                  arrangements.   In  any  such   Underwritten   Offering,   the
                  investment  banker  or  investment   bankers  and  manager  or
                  managers that will administer the offering will be selected by the Company.

         (ii) So long as any of the Shares constitute Transfer Restricted Securities, if (but without any obligation to do so) the Company proposes to register, including for this purpose a registration effected by the Company for stockholders of the Company other than the Holder, any of the Common Stock under the Securities Act in connection with the public offering of Common Stock solely for cash other than a registration on Form S-8 or any successor form relating solely to the sale of securities to participants in the Company stock plan, or a registration on Form S-4 or any successor form relating to an acquisition by the Company)(an "Incidental Registration"), the Company shall, at such time, promptly give the Holder written notice of such Incidental Registration. Upon the written request of the Holder given within 20 days after mailing of such notice by the Company, the Company shall use its reasonable efforts to cause a registration statement covering all of the Transfer Restricted Securities that the Holder has requested to be registered to become effective under the Securities Act; provided, however, that nothing herein, including without limitation the provisions of Section 3 of this Agreement, shall prevent the Company from, at any time, abandoning or delaying any Incidental Registration.

                  In the  case  of an  Underwritten  Offering  pursuant  to this
                  Section 2(c)(ii), if the managing underwriter advises the Company that marketing factors require a limitation of the number of shares of Common Stock to be underwritten, then the Company shall include in such registration (A) first, the shares of the Common Stock, being registered on behalf of the Company or on behalf of the stockholders (other than the Holder) requesting such registration, as the case may be, and
                  (B) second, the Common Stock being registered on behalf of the Holder apportioned on a pro rata basis among the Holder and any other Persons entitled to include securities in such registration in accordance with the number of shares of Common Stock requested by the Holder and such other Persons to be included in such registration.


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SECTION 3.        REGISTRATION PROCEDURES

         The Company will use its reasonable best efforts to effect the registration to permit the sale of the Transfer Restricted Securities being sold in accordance with this Agreement and the intended method or methods of distribution thereof, and pursuant thereto the Company will:

         (a) prepare and file with the Commission a Shelf Registration Statement relating to the registration on Form S-3 under the Securities Act, cooperate and assist in any filings required to be made with the NASD and use its best efforts to cause such Shelf Registration Statement to become effective;

         (b) prepare and file with the Commission such amendments and post-effective amendments to the Shelf Registration Statement and such filings under the Exchange Act as may be necessary to keep the Shelf Registration Statement effective for such period as may be reasonably necessary to effect the sale of such Transfer Restricted Securities, not to exceed 270 days and, comply with the provisions of the Securities Act and the rules and regulations thereunder, and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Shelf Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the Holder set forth in such Shelf Registration Statement;

         (c) advise the underwriter(s),  with respect to an offering pursuant to
Section 2(c), and the Holder promptly:

                  (i) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to the Shelf Registration Statement or a registration statement filed in accordance with Section 2(c)(ii) or any post-effective amendment thereto, when the same has become effective;

                  (ii) of any request by the Commission for amendments to the Shelf Registration Statement or a registration statement filed in accordance with Section 2(c)(ii) or amendments or supplements to the Prospectus or for additional information relating thereto;

                  (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes. If at any time the Company shall receive any such stop order suspending the effectiveness of the Shelf Registration Statement or a registration statement filed in accordance with Section 2(c)(ii), or any such order from a state securities commission or other regulatory authority, the

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         Company shall use its best efforts to obtain the  withdrawal or lifting of such order at the earliest possible time;

                  (iv) if at any time the representations and warranties of the Company contemplated by paragraph (j)(i) below cease to be true and correct;

                  (v) of the existence of any fact and the happening of any event that makes any statement of a material fact made in the Shelf Registration Statement, or a registration statement filed in accordance with Section 2(c)(ii), the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Shelf Registration Statement or a registration statement filed in accordance with Section 2(c)(ii) or the Prospectus in order to make the statements therein not misleading.

         (d) in  connection  with  the  filing  of any  document  that  is to be
incorporated  by  reference  into  the  Shelf  Registration   Statement  or  any
registration statement filed in accordance with Section 2(c)(ii) or the Prospectus (after initial filing of the Shelf Registration Statement or any registration statement filed in accordance with Section 2(c)(ii)):

                  (i) use its best efforts to provide copies of such document to the Holder and to the managing underwriter(s), if any, prior to such filing and in any event no later than concurrently with such filing; and

                  (ii) make the Company's representative available for discussion of such document;

         (e) furnish to the Holder and each of the underwriter(s), with respect to an offering pursuant to Section 2(c), at least one signed copy of the Shelf Registration Statement, or a registration statement filed in accordance with
Section 2(c)(ii), as first filed with the Commission, and of each amendment thereto, including all documents incorporated by reference therein and all exhibits;

         (f) deliver to the Holder and each of the underwriter(s), with respect to an offering pursuant to Section 2(c), as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons may reasonably request; the Company consents to the use of the Prospectus and any amendment or supplement thereto by the Holder and each of the underwriter(s), if any, in connection with the offering and the sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto;

         (g) prior to any public offering of Transfer Restricted Securities, cooperate with the Holder, the underwriter(s) with respect to an offering pursuant to Section 2(c), and their respective counsel in connection with the registration and qualification of the Transfer

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Restricted   Securities   under  the   securities  or  blue  sky  laws  of  such
jurisdictions as the Holder or underwriter(s) may request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the Shelf Registration Statement, or a registration statement filed in accordance with
Section 2(c)(ii); provided, however, that the Company shall not be required to register or qualify as a foreign corporation where it is not then so qualified or to take any action that would subject it to the service of process in suits or to taxation, other than as to matters and transactions relating to the Shelf Registration Statement, or a registration statement filed in accordance with
Section 2(c)(ii), in any jurisdiction where it is not then so subject;

         (h) cooperate with the Holder and the underwriter(s) with respect to an offering pursuant to Section 2(c), to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends; and enable such Transfer Restricted Securities to be in such denominations and registered in the name as the Holder or the underwriter(s), if any, may request at least two Business Days prior to any sale of Transfer Restricted Securities made by such underwriter(s);

         (i) if any fact or event contemplated by clause (c)(v) above shall exist or have occurred, prepare a supplement or post-effective amendment to the Shelf Registration Statement, or a registration statement filed in connection with Section 2(c)(ii) or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

         (j) with respect to an offering pursuant to Section 2(c), enter into such agreements (including an underwriting agreement) and take all such other actions in connection therewith as may be required in order to expedite or facilitate the disposition by the Holder, of the Transfer Restricted Securities pursuant to this Agreement, and in connection with any such underwriting agreement entered into by the Company:

                  (i) make such representations and warranties to the underwriter(s) and the Holder, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings;

                  (ii) obtain opinions of counsel to the Company and updates thereof addressed to the Holder and the underwriter(s) covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be requested by, the Holder and underwriters;

                  (iii) obtain "cold comfort" or "agreed upon procedures" letters and updates thereof from the Company's independent certified public accountants, addressed to the

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         Holder and the  underwriters,  such letters to be in customary form and covering matters of the type customarily covered in such letters by underwriters in connection with primary underwritten offerings;

                  (iv) set forth in full or incorporate by reference in the underwriting agreement the indemnification provisions and procedures of
         Section 5 hereof with respect to all parties to be indemnified pursuant to said Section; and

                  (v) deliver such documents and certificates as may be requested by the Holder of the Transfer Restricted Securities being sold or the underwriter(s) of such Underwritten Offering to evidence compliance with clause (i) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company pursuant to this clause (j).

         The above shall be done at each closing under such underwriting or similar agreement, as and to the extent required thereunder;

         (k) make available for inspection by a representative of the Holder and the underwriter(s) with respect to an offering pursuant to Section 2(c), and any attorney or accountant retained by any of them, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any of them in connection with such Shelf Registration Statement subsequent to the filing thereof and prior to its effectiveness; and

         (l) use its best efforts to cause all Transfer Restricted Securities to be listed on each securities exchange, if any, on which equity securities issued by the Company are then listed.

         The Holder agrees to furnish promptly to the Company all information required to be disclosed by the Holder in order to make the information previously furnished to the Company by such Holder not materially misleading.

         The Holder agrees that upon receipt of any notice from the Company that any fact or event exists as a result of which the Shelf Registration Statement, the prospectus included therein, or any document incorporated therein by reference contains or may contain any untrue statement of material fact or omits or may omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the Holder will forthwith discontinue any disposition of any Transfer Restricted Securities pursuant to the Shelf Registration Statement until (i) the Holder has received copies of the supplemented or amended prospectus contemplated by Section 4(b) hereof, or (ii) the Holder has received written advice from the Company that the use of the Prospectus contained in the Shelf Registration Statement may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in such

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prospectus,  and, if so directed by the Company,  the Holder will deliver to the
Company all copies, other than permanent file copies then in the Holder's possession, of the prospectus covering the Transfer Restricted Securities current at the time of receipt of such notice. The period from and including the date of the giving of such notice to and including the date when each Holder shall have either received copies of the supplemented or amended prospectus or received advice from the Company that the use of the prospectus contained in the Shelf Registration Statement may be resumed is referred to herein as the "Holdback Period." The Company agrees to use all reasonable efforts to minimize the duration and frequency of any Holdback Periods hereunder to the extent
consistent  with  the  Company's  financial,   strategic,   and  other  business
priorities.

SECTION 4.        REGISTRATION EXPENSES

         (a) Except as otherwise provided by Sections 2(a) or (c), all expenses incident to the Company's performance of or compliance with this Agreement (other than underwriting discounts or commissions) will be borne by the Company, including without limitation:

                  (i) all registration and filing fees and expenses (including filings made with the
         NASD or any securities exchange);

                  (ii) fees and expenses of compliance with federal securities and state blue sky or securities laws;

                  (iii)  expenses of printing;

                  (iv)  fees and disbursements of counsel for the Company;

                  (v) all application and filing fees in connection with listing the Common Stock on a national securities exchange or automated quotation system pursuant to the requirements hereof; and

                  (vi) all fees and disbursements of independent certified public accountants of the Company (including the expenses of any special audit and "cold comfort" or "agreed upon procedures" letters required by or incident to such performance).

         The Company will also bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting, duties), the expense of any annual audit, and the fees and expenses of any Person, including special experts, retained by the Company.

SECTION 5.        INDEMNIFICATION


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         (a) The Company  agrees to indemnify  and hold  harmless the Holder and each Person, if any, who controls such Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities and expenses (including, without limiting the foregoing but subject to Section 5(c) hereof, the reasonable legal and other expenses incurred in connection with any action, suit or proceeding or any claim asserted) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Shelf Registration Statement or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary Prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made in the case of the Prospectus, not misleading, except insofar as such losses, claims, damages, liabilities, or expenses arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission based upon information (i) relating to the Holder, furnished in writing to the Company by or on behalf of the Holder expressly for use therein or (ii) made in any preliminary Prospectus if a copy of the Prospectus (as amended or supplemented) was not sent or given by or on behalf of the Holder to the person asserting any such loss, claim, damage or liability or obtaining such judgment at or prior to the written confirmation of the sale of the Transfer Restricted Securities as required by the Securities Act, and the Prospectus (as so amended or supplemented) would have corrected such untrue statement or omission; provided, however, that the Company shall have furnished copies of such Prospectus (as so amended or supplemented) to the Holder in compliance with
Section 3(f) hereof.

         (b) As a condition to the inclusion of its Transfer Restricted Securities in any Shelf Registration Statement pursuant to this Agreement, the Holder thereof will furnish to the Company in writing, promptly after receipt of a request therefor, such information as the Company may reasonably request for use in connection with any Shelf Registration Statement, Prospectus or preliminary prospectus and agrees to indemnify and hold harmless, the Company and its directors, its officers who sign such Shelf Registration Statement, and any Person controlling the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity from the Company to the Holder and Persons controlling such Holder, but only with reference to information relating to the Holder furnished in writing by or on behalf of such Holder expressly for use in such Shelf Registration Statement or the Prospectus or any preliminary Prospectus included therein. In case any action shall be brought against the Company, any of its directors, any such officer, or any such controlling Person based on the Shelf Registration Statement, the Prospectus or any preliminary prospectus and in respect of which indemnity may be sought against the Holder, the Holder shall have the rights and duties given to the Company (except that if the Company as provided in Section 5(c) hereof shall have assumed the defense thereof the Holder shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof but the fees and expenses of such counsel shall be at such Holder's expense) and the Company and its directors, any such officers, and any such controlling Person shall have the

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rights and duties given by Section 5(c) hereof.  In no event shall the liability of the Holder hereunder be greater than the gross proceeds received by the Holder upon the sale of the Transfer Restricted Securities giving rise to such indemnification obligation.

         (c) In case any action or proceeding shall be brought against the Holder or any Person controlling the Holder, based upon the Shelf Registration Statement, the Prospectus or any preliminary prospectus, or any amendment or supplement thereto, and with respect to which indemnity may be sought against the Company, the Holder or such Person controlling such Holder shall promptly notify the Company in writing and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Holder and payment of all reasonable fees and expenses relating thereto. The Holder and such Persons controlling such Holder shall have the right to employ separate counsel in any such action or proceeding and participate in the defense thereof, but the fees and expenses of such counsel shall be at such Holder's expense unless (i) the employment of such counsel has been specifically authorized in writing by the Company, (ii) the Company has not assumed the defense and employed counsel reasonably satisfactory to the Holder within 15 days after notice of any such action or proceeding, or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both the Holder or any Person controlling such Holder and the Company and the Holder or any Person controlling such Holder shall have been advised by such counsel that there may be one or more legal defenses available to the Holder or Person controlling such Holder that are different from or additional to those available to the Company (in which case the Company shall not have the right to assume the defense of such action or proceeding on behalf of such Holder or controlling Person, it being understood, however, that the Company shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for the Holder and controlling Persons, which firm shall be designated in writing by the Holder of a majority of the Transfer Restricted Securities). The Company shall not be liable for any settlement of any such action effected without the written consent of the Company, but if settled with the written consent of the Company, which consent shall not be unreasonably withheld, or if there is a final judgment for the plaintiff, the Company agrees to indemnify and hold harmless the Holder and all Persons controlling, the Holder from and against any loss or liability by reason of such settlement or judgment.

         (d) If the indemnification provided for in this Section 5 is unavailable to an indemnified party under paragraphs (a) or (b) hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative benefit to the Company on the one hand and the Holder on the other hand in connection with the sale of the Transfer Restricted Securities, as well as any other relevant equitable considerations; provided, however, that the Holder shall not be required to contribute an amount greater than the gross proceeds received by the Holder with respect to the sale of Transfer Restricted Securities giving rise to the indemnification obligation under this Section 5. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

         (e) The Company and the Holder agree that it would not be just and equitable if contribution pursuant to this Section 5 were determined by a pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating any claim or defending any such action, suit or proceeding. No person guilty of fraudulent misrepresentation (within the meaning of Section 11 of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

SECTION 6.        MISCELLANEOUS

         (a) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless the Company has obtained the written consent of the Holder.

         (b) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery:

                  (i)    if to the Holder, to:      Leon S. Gross
                                                    c/o Enterprises, Inc.
                                                    River Park House
                                                    3600 Conshohocken Avenue
                                                    Philadelphia, PA 19131;

                           with a copy to:          Lawrence M. Miller, Esq.
                                                    Schwartz, Woods & Miller
                                                    1350 Connecticut Avenue,N.W.
                                                    Washington, D.C.20036-1717;

                  (ii)   if to the Company, to:     Electric Fuel Corporation
                                                    885 Third Avenue, Suite 2900

                                                     New York, NY 10022
                                                     Attn:  Robert S. Ehrlich

                           with a copy to:           Winthrop G. Minot, Esq.
                                                     Ropes and Gray
                                                     One International Place
                                                     Boston, MA 02110

         All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

         (c) Successors and Assigns. The registration rights granted to the Holder pursuant to this Agreement shall not be for the benefit of, or enforceable by, any subsequent holder of the Common Stock unless such subsequent holder is a Holder. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of the Company.

         (d) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (e) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (f) Governing Law. This agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to any conflicts or choice of law principles which would cause the application of the internal laws of any jurisdiction other than the State of Delaware.

         (g) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

         (h) Entire Agreement. This Agreement, together with the other Operative Documents (as defined in the Stock Purchase Agreement), is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the

Transfer Restricted Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                            ELECTRIC FUEL CORPORATION

                                          By:___________________________________
                                             Name:
                                             Title:


                                            LEON S. GROSS

                                            By:______________________________